United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2005

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported, Craig A. Rogerson, the Chief Executive Officer of Hercules Incorporated, has been handling the additional responsibility of President of the Pulp and Paper Division ("PPD") during Hercules' search for a new President of PPD.  Such search has been completed and, effective as of February 1, 2005, Paul C. Raymond will become the President of the Pulp and Paper Division.  A copy of the press release announcing Mr. Raymond's selection is filed under Item 9.01 as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits.
	99.1	Press Release of Hercules Incorporated dated January 17, 2005

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 20, 2005	By:

HERCULES INCORPORATED

/s/ Israel J. Floyd
Israel J. Floyd
Corporate Secretary and General Counsel

EXHIBIT INDEX

Number	Description
99.1	Press Release of Hercules Incorporated dated January 17, 2005